--------------------------------------------------------------------------------
Mid Cap Blend
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The Alliance Fund

Semi-Annual Report
May 31, 2001

                               [GRAPHIC OMITTED]

                                            ALLIANCE CAPITAL [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS

July 13, 2001

Dear Shareholder:

This report provides information regarding the investment results and market activity for The Alliance Fund (the "Fund") for the semi-annual reporting period ended May 31, 2001.

Investment Objective And Policies

The Alliance Fund is an open-end, diversified investment company that seeks long-term growth of capital and income primarily through investments in common stocks that Alliance Capital believes will appreciate in value. The Fund may invest in a variety of securities, including convertible bonds, U.S. government securities and other high-quality short-term investments. The Fund has the flexibility to invest without limits in foreign securities.

Investment Results

The following table provides the Fund's investment results for the six- and 12-month periods ended May 31, 2001. For comparison, we have also provided performance for the Russell MidCap Growth Index, a measure of mid-cap stock performance. Going forward, we will be using this index as the Fund's benchmark, because it more closely reflects the Fund's growth-oriented investment strategy and portfolio composition. Performance numbers for the Fund's previous benchmark, the Standard & Poor's (S&P) MidCap 400 Index, are also shown.

INVESTMENT RESULTS*
Periods Ended May 31, 2001

                                        ---------------------
                                            Total Returns
                                        ---------------------
                                        6 Months    12 Months
-------------------------------------------------------------

The Alliance Fund
   Class A                                -3.72%      -14.70%
-------------------------------------------------------------
   Class B                                -3.99%      -15.22%
-------------------------------------------------------------
   Class C                                -4.20%      -15.42%
-------------------------------------------------------------
Russell MidCap Growth Index               -8.43%      -24.28%
-------------------------------------------------------------
Standard & Poor's MidCap 400 Index         9.13%       10.92%
-------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of May 31, 2001. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Total return for Advisor Class shares will vary due to different expenses associated with this class. Past performance is no guarantee of future results.

      The unmanaged Russell MidCap Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.


--------------------------------------------------------------------------------
                                                           THE ALLIANCE FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

      The unmanaged Standard & Poor's MidCap 400 Index consists of 400 U.S. companies that are chosen for their market size, liquidity and industry group representation. It is a market-value weighted index representing approximately 10% of the aggregate market value of U.S. domestic companies.

      An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including The Alliance Fund.

      Additional investment results appear on pages 6-9.

The Fund declined -3.72% and -14.70% during both the six- and 12-month periods under review, but on a relative basis, outperformed the Russell MidCap Growth Index's decline of -8.43% and -24.28%, respectively, for both periods. Over the six-month period, the Fund outperformed due to favorable stock selection in the consumer, energy, financial and health care sectors. The underweight position in the technology sector throughout most of the period helped performance relative to the benchmark, but technology stocks negatively impacted absolute returns due to their dramatic decline.

The primary reason for the decline in the Fund's return over the past six months has been the investment in technology stocks. The technology sector, which represented over 30% of the Russell MidCap Growth Index in the period, was disappointing. The reversal in overspending in the technology and telecommunications industries, which occurred during the latter part of 2000, has had a significant negative impact on the profitability of technology companies, and in turn, their stock prices.

In striking contrast to the Russell MidCap Growth Index, the S&P MidCap 400 Index produced positive returns of 9.13% and 10.92% for the six- and 12-month periods, respectively. This reflects the relatively slow growth/value orientation of the S&P MidCap 400 Index, which has substantially lower exposures to health care and technology and a higher financial services exposure. That index also benefited from its comparatively high exposure to small capitalization stocks which constituted 72% of the S&P benchmark, compared with 32% for the Russell MidCap Growth Index.

Performance Review

The performance of the Fund and the market, as a whole, remained volatile throughout the period. The market had positive returns in December and January, but was followed by two months of double-digit declines in February and March. In April, we saw a reversal of those declines, with the market increasing close to 17%. Performance in May was essentially flat.

The Fund was modestly underweighted in the consumer sector, but had a positive contribution from large positions in Carnival Corp., Mattel and Harley-


--------------------------------------------------------------------------------
2 o THE ALLIANCE FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

Davidson. Consumers continued to spend in the leisure sector, purchasing cruises, toys and motorcycles. Specialty retailers Bed Bath & Beyond and Abercrombie & Fitch also performed well, despite the weakness in retail sales this year.

Our overweight position in energy stocks contributed to the Fund's performance with names such as Kerr-McGee, Calpine and Dynegy. We continue to believe that the imbalance between supply and demand in the oil, natural gas and power industries and the implications from the deregulation in the energy market in the U.S. will have a positive impact on these stocks.

The Fund's investments in the financial services and the health care sectors also contributed to performance. The Fund benefited from the ownership of several financial stocks, in particular, Concord EFS, XL Capital and CIT Group. Concord EFS, an electronic transactions processor, continued to gain share in the growing debit card market, and XL Capital, a property/casualty insurer, is benefiting from stronger pricing in the insurance market. CIT was acquired during the period by Tyco International at a 50% premium to its stock price prior to announcement of the deal.

In health care, specialty pharmaceutical companies King Pharmaceuticals and Alza Corp. performed well. King's Altace drug for hypertension and the announced acquisition of Alza by Johnson & Johnson in March contributed significantly to performance. Other contributors to performance during the six-month period included Quest Diagnostics, a clinical laboratory company and Protein Design Labs, a biotechnology company. The positive performance in the above referenced health care stocks was somewhat offset by the underperformance of Health Management Associates, a managed care company, and Affymetrix, a manufacturer of DNA diagnostic equipment.

The downturn in the business of many high-quality technology companies was sudden and severe. On a stock specific basis, three software companies, BEA Systems, Mercury Interactive, and I2 Technologies, negatively impacted the Fund. Applied Micro Circuits, a communications IC company and Brocade Communications, a data storage company, also declined significantly. Lastly, electronics manufacturers Flextronics and Solectron also negatively impacted the Fund as a slowdown in demand for telecommunications equipment eventually impacted the outsourcers. An exception within technology was the semiconductor and semiconductor capital equipment group. KLA-Tencor, Lam Research and Altera all contributed positively to performance in the period. Scientific Atlanta, a manufacturer of cable television equipment, had strong performance as a result of an acceleration in demand by the cable operators for digital set top boxes.


--------------------------------------------------------------------------------
                                                           THE ALLIANCE FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

Investment Strategy

Using a bottom-up approach to investing, the fundamental analysis generated internally at Alliance led us to reduce our exposure in technology stocks, despite the decline in prices so far this year. We are currently 10% underweight in technology relative to the Russell MidCap Growth Index, and believe a recovery will take longer than the current consensus anticipates. We increased our weightings in sectors which we have a higher degree of confidence in such as the consumer, health care and financial sectors. The Fund has also focused recently on investing in companies that are at the lower end of the mid-cap range, as we believe the growth prospects are more promising and attainable for the smaller, faster-growing companies than larger, more mature companies. Examples of recent purchases include TMP Worldwide, Borders Group, Watson Pharmaceuticals and Investors Financial Services.

Outlook

As we approach the second quarter earnings reporting period, our expectations for an economic recovery in the back half of this year diminishes. Company managements are providing little guidance going forward and have commented that the visibility is extremely limited. Recent pre-announcements from a broad array of companies indicate a continued weakness in underlying demand. We are now seeing the slowdown migrate over to Europe and Asia, which will prolong the downturn in the U.S. economy. The market has only begun to reflect this scenario and still places premium valuations on many companies. We continue to search for high quality companies with proven business models that will outperform in this uncertain and volatile market.

The Fund's portfolio remains conservatively postured, reflected in the low beta and flatness of the portfolio. The number of names has risen to 63, with the largest position only 3% of total assets. It remains unclear whether the market is bouncing along the bottom or whether there is another leg down as weakness in the U.S. economy spreads worldwide. As companies begin reporting second quarter earnings this month and provide investors with an updated outlook about the second half of this year and next, we will be better able to determine which direction business trends are moving in and, in turn, invest in companies that we believe will outperform in the given environment.

Portfolio Managers

The Fund continues to be managed by Alliance Capital's New York Growth Equity team. The head of that team, John L. Blundin, and his colleague Alan E. Levi have assumed responsibility for the Fund's portfolio management.


--------------------------------------------------------------------------------
4 o THE ALLIANCE FUND

Thank you for your continued interest in The Alliance Fund. We believe the Fund is well positioned with investments in growing companies with attractive valuations and we thank you for your interest in the Fund.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ John L. Blundin

John L. Blundin
Senior Vice President


/s/ Alan E. Levi

Alan E. Levi
Vice President

[PHOTO]     John D. Carifa

[PHOTO]     John L. Blundin

[PHOTO]     Alan E. Levi

Portfolio Managers, John L. Blundin and Alan E. Levi, have 65 combined years of investment experience.


--------------------------------------------------------------------------------
                                                           THE ALLIANCE FUND o 5

------------------
PERFORMANCE UPDATE
------------------

ALLIANCE FUND
GROWTH OF A $10,000 INVESTMENT
5/31/91 - 5/31/01

Alliance Fund: $28,035
Russell MidCap Growth Index: $35,827
S&P MidCap 400 Index: $48,231

[The following table was represented as a mountain chart in the printed material.]

                                       Russell MidCap        S&P MidCap
                   Alliance Fund        Growth Index         400 Index
-------------------------------------------------------------------------------
     5/31/91          $ 9,569             $10,000             $10,000
     5/31/92           10,502              10,932              11,584
     5/31/93           12,555              12,638              13,737
     5/31/94           13,254              13,426              14,291
     5/31/95           15,152              15,536              16,222
     5/31/96           19,513              20,701              20,839
     5/31/97           23,372              22,971              24,623
     5/31/98           29,931              28,470              31,987
     5/31/99           31,901              32,924              35,804
     5/31/00           32,865              47,317              43,483
     5/31/01           28,035              35,827              48,231

This chart illustrates the total value of an assumed $10,000 investment in The Alliance Fund Class A shares (from 5/31/91 to 5/31/01) as compared to the performance of appropriate broad-based indices. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Russell MidCap Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

The unmanaged Standard & Poor's (S&P) MidCap 400 Index consists of 400 U.S. companies that are chosen for their market size, liquidity and industry group representation. It is a market-value weighted index representing approximately 10% of the aggregate market value of U.S. domestic companies.

When comparing The Alliance Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including The Alliance Fund.


--------------------------------------------------------------------------------
6 o THE ALLIANCE FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

THE ALLIANCE FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 5/31

                              [BAR CHART OMITTED]

                  The Alliance Fund--Yearly Periods Ended 5/31
--------------------------------------------------------------------------------
                            The Alliance        Russell MidCap        S&P MidCap
                                Fund             Growth Index          400 Index
--------------------------------------------------------------------------------
      5/31/92                    9.75%               9.32%               15.84%
      5/31/93                   19.55%              15.60%               18.59%
      5/31/94                    5.57%               6.23%                4.03%
      5/31/95                   14.32%              15.72%               13.51%
      5/31/96                   28.78%              33.24%               28.46%
      5/31/97                   19.78%              10.97%               18.16%
      5/31/98                   28.06%              23.94%               29.91%
      5/31/99                    6.58%              15.64%               11.93%
      5/31/00                    3.02%              43.72%               21.45%
      5/31/01                  -14.70%             -24.28%               10.92%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during the period.

The unmanaged Russell MidCap Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

The unmanaged Standard & Poor's (S&P) MidCap 400 Index consists of 400 U.S. companies that are chosen for their market size, liquidity and industry group representation. It is a market-value weighted index, representing approximately 10% of the aggregate market value of U.S. domestic companies.

An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including The Alliance Fund.


--------------------------------------------------------------------------------
                                                           THE ALLIANCE FUND o 7

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY

May 31, 2001 (unaudited)

INCEPTION DATES         PORTFOLIO STATISTICS

Class A Shares          Net Assets ($mil): $905.9
7/7/38                  Median Market Capitalization ($mil): $8,128
Class B Shares
3/4/91
Class C Shares
5/3/93

SECTOR BREAKDOWN

  33.5% Technology
  18.3% Health Care                       [PIE CHART]
  17.5% Consumer Services
  11.1% Finance
   8.2% Energy
   2.8% Basic Industry
   2.4% Utilities
   1.8% Consumer Staples
   1.2% Consumer Manufacturing

   3.2% Short-Term

HOLDING TYPE

  96.8% Equity
   3.2% Short-Term                        [PIE CHART]

All data as of May 31, 2001. The Fund's holdings and sector breakdowns are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
8 o THE ALLIANCE FUND

                                                              ------------------
                                                              INVESTMENT RESULTS
                                                              ------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF MAY 31, 2001

Class A Shares
--------------------------------------------------------------------------------
                                 Without Sales Charge          With Sales Charge
                        1 Year          -14.70%                     -18.30%
                       5 Years            7.52%                       6.57%
                      10 Years           11.35%                      10.86%

Class B Shares
--------------------------------------------------------------------------------
                                 Without Sales Charge          With Sales Charge
                        1 Year          -15.22%                     -18.42%
                       5 Years            6.61%                       6.61%
               Since Inception*(a)       10.64%                      10.64%

Class C Shares
--------------------------------------------------------------------------------
                                 Without Sales Charge          With Sales Charge
                        1 Year          -15.42%                     -16.22%
                       5 Years            6.52%                       6.52%
               Since Inception*          10.21%                      10.21%

SEC AVERAGE ANNUAL TOTAL RETURNS
AS OF THE MOST RECENT QUARTER-END (JUNE 30, 2001)

                                  Class A             Class B            Class C
--------------------------------------------------------------------------------
                        1 Year    -19.04%             -19.45%            -16.96%
                       5 Years      7.03%               7.03%              6.98%
                      10 Years     11.67%              11.43%(a)            n/a
               Since Inception*    10.95%              10.75%(a)          10.08%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A shares or applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will vary due to different expenses associated with this class.

The Fund can invest in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Since inception: 3/4/91 Class B; 5/3/93 Class C.

(a)   Assumes conversion of Class B shares into Class A shares after 8 years.

n/a:  not applicable


--------------------------------------------------------------------------------
                                                           THE ALLIANCE FUND o 9

--------------------
TEN LARGEST HOLDINGS
--------------------

TEN LARGEST HOLDINGS

May 31, 2001 (unaudited)

                                                                      Percent of
Company                                                  Value        Net Assets
--------------------------------------------------------------------------------
Flextronics International, Ltd. (ADR)           $   28,037,074              3.1%
--------------------------------------------------------------------------------
King Pharmaceuticals, Inc.                          24,369,444              2.7
--------------------------------------------------------------------------------
Harley-Davidson, Inc.                               23,325,302              2.6
--------------------------------------------------------------------------------
Kerr-McGee Corp.                                    21,681,304              2.4
--------------------------------------------------------------------------------
Forest Laboratories, Inc.                           21,595,896              2.4
--------------------------------------------------------------------------------
Calpine Corp.                                       21,504,660              2.4
--------------------------------------------------------------------------------
XL Capital, Ltd. Cl. A                              21,433,200              2.4
--------------------------------------------------------------------------------
Abercrombie & Fitch Co.                             21,357,140              2.3
--------------------------------------------------------------------------------
Dynegy, Inc.                                        21,026,450              2.3
--------------------------------------------------------------------------------
Amdocs, Ltd.                                        20,919,040              2.3
--------------------------------------------------------------------------------
                                                $  225,249,510             24.9%

MAJOR PORTFOLIO CHANGES
Six Months Ended May 31, 2001 (unaudited)
                                               ---------------------------------
                                                             Shares
                                               ---------------------------------
Purchases                                          Bought      Holdings 5/31/01
--------------------------------------------------------------------------------
BEA Systems, Inc.                                 185,150               185,150
--------------------------------------------------------------------------------
Charter Communications, Inc. Cl.A                 871,500               871,500
--------------------------------------------------------------------------------
Forest Laboratories, Inc.                         291,600               291,600
--------------------------------------------------------------------------------
Georgia-Pacific Group                             549,000               549,000
--------------------------------------------------------------------------------
Juniper Networks, Inc.                            423,000               423,000
--------------------------------------------------------------------------------
King Pharmaceuticals, Inc.                        481,800               481,800
--------------------------------------------------------------------------------
Mercury Interactive Corp.                         296,600               296,600
--------------------------------------------------------------------------------
Rational Software Corp.                           438,700               438,700
--------------------------------------------------------------------------------
Quest Diagnostics, Inc.                           165,200               165,200
--------------------------------------------------------------------------------
XL Capital, Ltd.  Cl.A                            269,600               269,600

Sales                                                Sold      Holdings 5/31/01
--------------------------------------------------------------------------------
ACE, Ltd.                                         850,000                    -0-
--------------------------------------------------------------------------------
Bed Bath & Beyond, Inc.                         1,200,000                    -0-
--------------------------------------------------------------------------------
Carnival Corp.                                  1,475,600                    -0-
--------------------------------------------------------------------------------
CNA Financial Corp.                             1,339,300               110,700
--------------------------------------------------------------------------------
Continental Airlines, Inc.                      1,200,000                    -0-
--------------------------------------------------------------------------------
Legg Mason, Inc.                                1,095,600               360,700
--------------------------------------------------------------------------------
Millicom International Cellular, SA (ADR)       1,435,000                    -0-
--------------------------------------------------------------------------------
Northwest Airlines Corp.                        1,250,000                    -0-
--------------------------------------------------------------------------------
Telephone & Data Systems, Inc.                    515,000                    -0-
--------------------------------------------------------------------------------
United States Cellular Corp.                      725,000                    -0-
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
10 o THE ALLIANCE FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS

May 31, 2001 (unaudited)

Company                                                 Shares            Value
--------------------------------------------------------------------------------

COMMON & PREFERRED STOCKS-97.8%

Technology-33.9%
Communication Equipment-6.3%
CIENA Corp.(a).....................................    195,600   $   10,591,740
Juniper Networks, Inc.(a)..........................    423,000       17,990,190
Polycom, Inc.(a)...................................    749,700       18,592,560
Scientific-Atlanta, Inc. ..........................    182,500        9,583,075
                                                                 --------------
                                                                     56,757,565
                                                                 --------------
Communication Services-1.9%
American Tower Corp. Cl.A(a).......................    680,700       16,840,518
                                                                 --------------

Computer Hardware-1.8%
Lexmark International Group, Inc.(a)...............    270,000       16,737,300
                                                                 --------------

Computer Services-1.4%
Concord EFS, Inc.(a)...............................    244,700       12,406,290
                                                                 --------------

Contract Manufacturing-4.6%
Flextronics International, Ltd.
   (ADR) (Singapore)(a)............................  1,111,700       28,037,074
Sanmina Corp.(a)...................................    497,800       13,470,468
                                                                 --------------
                                                                     41,507,542
                                                                 --------------
Semi-Conductor Capital Equipment-3.1%
KLA-Tencor Corp.(a)................................    305,200       15,754,424
Lam Research Corp.(a)..............................    450,100       12,431,762
                                                                 --------------
                                                                     28,186,186
                                                                 --------------
Semi-Conductor Components-4.1%
Altera Corp.(a)....................................    439,600       10,550,400
Maxim Integrated Products, Inc.(a).................    273,200       13,938,664
Micron Technology, Inc.(a).........................    339,400       12,727,500
                                                                 --------------
                                                                     37,216,564
                                                                 --------------
Software-9.0%
Amdocs, Ltd.(a)....................................    295,300       18,249,540
Amdocs, Ltd. 6.75% cv. preferred stock.............     50,000        2,669,500
BEA Systems, Inc.(a)...............................    185,150        6,643,182
Check Point Software Technologies, Ltd. ...........    192,600       10,373,436
Comverse Technology, Inc.(a).......................    203,500       11,803,000
Electronic Arts, Inc.(a)...........................     62,500        3,680,625
Mercury Interactive Corp.(a).......................    296,600       17,570,584
Rational Software Corp.(a).........................    438,700       10,572,670
                                                                 --------------
                                                                     81,562,537
                                                                 --------------
Miscellaneous-1.7%
Molex, Inc. .......................................    230,700        8,102,184
Symbol Technologies, Inc. .........................    298,400        7,653,960
                                                                 --------------
                                                                     15,756,144
                                                                 --------------
                                                                    306,970,646
                                                                 --------------


--------------------------------------------------------------------------------
                                                          THE ALLIANCE FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                                 Shares            Value
--------------------------------------------------------------------------------

Health Care-18.5%
Biotechnology-3.9%
Human Genome Sciences, Inc.(a).....................    310,400   $   20,595,040
Protein Design Labs, Inc.(a).......................    201,600       14,960,736
                                                                 --------------
                                                                     35,555,776
                                                                 --------------
Drugs-6.9%
Alza Corp. Cl.A(a).................................    339,500       16,007,425
Forest Laboratories, Inc.(a).......................    291,600       21,595,896
King Pharmaceuticals, Inc.(a)......................    481,800       24,369,444
                                                                 --------------
                                                                     61,972,765
                                                                 --------------
Medical Services-7.7%
Health Management Associates, Inc.(a)..............  1,136,300       20,180,688
Quest Diagnostics, Inc.(a).........................    165,200       20,420,372
Tenet Healthcare Corp. ............................    352,100       16,017,029
Wellpoint Health Networks, Inc.(a).................    152,900       13,271,720
                                                                 --------------
                                                                     69,889,809
                                                                 --------------
                                                                    167,418,350
                                                                 --------------
Consumer Services-17.7%
Broadcasting & Cable-3.6%
Adelphia Communications Corp. Cl.A(a)..............    350,300       13,409,484
Charter Communications, Inc. Cl.A (a)..............    871,500       19,486,740
                                                                 --------------
                                                                     32,896,224
                                                                 --------------
Cellular Communications-2.0%
Western Wireless Corp. Cl.A(a).....................    452,500       18,041,175
                                                                 --------------

Entertainment & Leisure-2.6%
Harley-Davidson, Inc. .............................    496,600       23,325,302
                                                                 --------------

Gaming-2.0%
Park Place Entertainment Corp.(a)..................  1,421,000       17,734,080
                                                                 --------------

Restaurants & Lodging-1.1%
Starwood Hotels & Resorts Worldwide, Inc. .........    259,100        9,801,753
                                                                 --------------

Retail - General Merchandise-3.9%
Abercrombie & Fitch Co.(a).........................    518,000       21,357,140
Circuit City Stores-Circuit City Group.............    943,100       14,155,931
                                                                 --------------
                                                                     35,513,071
                                                                 --------------
Toys-1.4%
Mattel, Inc. ......................................    731,200       13,015,360
                                                                 --------------

Miscellaneous-1.1%
Edison Schools, Inc.(a)............................    433,100       10,377,076
                                                                 --------------
                                                                    160,704,041
                                                                 --------------


--------------------------------------------------------------------------------
12 o THE ALLIANCE FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                                 Shares            Value
--------------------------------------------------------------------------------

Finance-11.2%
Brokerage & Money Management-1.8%
Legg Mason, Inc. ..................................    360,700   $   16,502,025
                                                                 --------------

Insurance-4.6%
AFLAC, Inc. .......................................    497,000       16,117,710
CNA Financial Corp.(a).............................    110,700        4,409,181
XL Capital, Ltd. Cl.A..............................    269,600       21,433,200
                                                                 --------------
                                                                     41,960,091
                                                                 --------------
Real Estate-1.6%
Boston Properties, Inc. ...........................    357,500       14,257,100
                                                                 --------------

Miscellaneous-3.2%
AMBAC Financial Group, Inc. .......................    262,700       14,724,335
The CIT Group, Inc. Cl.A                               366,500       14,550,050
                                                                 --------------
                                                                     29,274,385
                                                                 --------------
                                                                    101,993,601
                                                                 --------------
Energy-8.3%
Domestic Integrated-2.4%
Kerr-McGee Corp. ..................................    311,200       21,681,304
                                                                 --------------

Oil Service-3.6%
Baker Hughes, Inc. ................................    253,800        9,999,720
Pride International, Inc.(a).......................    515,300       13,722,439
Stolt Offshore, SA (ADR) (United Kingdom)(a).......    591,700        8,668,405
                                                                 --------------
                                                                     32,390,564
                                                                 --------------
Miscellaneous-2.3%
Dynegy, Inc. ......................................    426,500       21,026,450
                                                                 --------------
                                                                     75,098,318
                                                                 --------------
Basic Industry-2.8%
Mining & Metals-0.6%
AK Steel Holding Corp. ............................    430,000        5,757,700
                                                                 --------------

Paper & Forest Products-2.2%
Georgia-Pacific Group..............................    549,000       19,462,050
                                                                 --------------
                                                                     25,219,750
                                                                 --------------
Utilities-2.4%
Miscellaneous-2.4%
Calpine Corp.(a)...................................    436,200       21,504,660
                                                                 --------------

Consumer Staples-1.8%
Cosmetics-1.8%
Avon Products, Inc. ...............................    379,500       16,606,920
                                                                 --------------


--------------------------------------------------------------------------------
                                                          THE ALLIANCE FUND o 13

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                     Shares or
                                                     Principal
                                                        Amount
Company                                                  (000)            Value
--------------------------------------------------------------------------------

Consumer Manufacturing-1.2%
Building & Related-1.2%
American Standard Cos., Inc.(a)....................    165,100   $   11,000,613
                                                                 --------------

Total Common & Preferred Stocks
   (cost $834,864,959).............................                 886,516,899
                                                                 --------------

SHORT-TERM INVESTMENT-3.3%
Time Deposit-3.3%
State Street Euro Dollar
   3.50%, 6/01/01
   (amortized cost $29,773,000)....................    $29,773       29,773,000
                                                                 --------------

Total Investments-101.1%
   (cost $864,637,959).............................                 916,289,899
Other assets less liabilities-(1.1%)...............                 (10,405,264)
                                                                 --------------

Net Assets-100%....................................              $  905,884,635
                                                                 ==============

(a)   Non-income producing security.

      Glossary:

      ADR - American Depositary Receipt.

      See notes to financial statements.


--------------------------------------------------------------------------------
14 o THE ALLIANCE FUND

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES

May 31, 2001 (unaudited)

Assets
Investments in securities, at value
   (cost $864,637,959) .......................................    $ 916,289,899
Cash .........................................................              962
Collateral held for securities loaned ........................       58,286,400
Receivable for capital stock sold ............................          682,880
Dividends and interest receivable ............................          456,624
Receivable for investment securities sold ....................          286,609
                                                                  -------------
Total assets .................................................      976,003,374
                                                                  -------------
Liabilities
Payable for collateral received on securities loaned .........       58,286,400
Payable for investment securities purchased ..................       10,618,597
Management fee payable .......................................          549,358
Distribution fee payable .....................................          223,469
Payable for capital stock redeemed ...........................          211,059
Accrued expenses .............................................          229,856
                                                                  -------------
Total liabilities ............................................       70,118,739
                                                                  -------------
Net Assets ...................................................    $ 905,884,635
                                                                  =============
Composition of Net Assets
Capital stock, at par ........................................    $   1,718,923
Additional paid-in capital ...................................      868,223,575
Accumulated net investment loss ..............................       (2,872,065)
Accumulated net realized loss on investment transactions .....      (12,837,738)
Net unrealized appreciation of investments ...................       51,651,940
                                                                  -------------
                                                                  $ 905,884,635
                                                                  =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($781,026,801 / 146,253,320 shares of capital stock
   issued and outstanding) ...................................            $5.34
Sales charge -- 4.25% of public offering price ...............              .24
                                                                          -----
Maximum offering price .......................................            $5.58
                                                                          =====
Class B Shares
Net asset value and offering price per share
   ($75,398,303 / 15,956,781 shares of capital stock
   issued and outstanding) ...................................            $4.73
                                                                          =====
Class C Shares
Net asset value and offering price per share
   ($18,477,133 / 3,921,786 shares of capital stock
   issued and outstanding) ...................................            $4.71
                                                                          =====
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($30,982,398 / 5,760,393 shares of capital stock
   issued and outstanding) ...................................            $5.38
                                                                          =====

See notes to financial statements.


--------------------------------------------------------------------------------
                                                          THE ALLIANCE FUND o 15

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2001 (unaudited)

Investment Income
Dividends (net of foreign taxes
   withheld of $17,193) ...................     $  2,224,200
Interest ..................................          797,491     $    3,021,691
                                                ------------
Expenses
Management fee ............................        3,260,264
Distribution fee - Class A ................          852,472
Distribution fee - Class B ................          390,984
Distribution fee - Class C ................           96,240
Transfer agency ...........................          880,330
Custodian .................................          143,156
Printing ..................................           84,283
Administrative ............................           81,500
Audit and legal ...........................           59,615
Registration ..............................           27,476
Directors' fees ...........................           10,800
Miscellaneous .............................            6,636
                                                ------------
Total expenses ............................                           5,893,756
                                                                 --------------
Net investment loss .......................                          (2,872,065)
                                                                 --------------
Realized and Unrealized Loss
on Investments
Net realized loss on investment
   transactions ...........................                         (10,681,024)
Net change in unrealized
   appreciation/depreciation
   of investments .........................                         (21,177,918)
                                                                 --------------
Net loss on investments ...................                         (31,858,942)
                                                                 --------------
Net Decrease in Net Assets
   from Operations ........................                      $  (34,731,007)
                                                                 ==============

See notes to financial statements.


--------------------------------------------------------------------------------
16 o THE ALLIANCE FUND

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                             Six Months Ended      Year Ended
                                               May 31, 2001       November 30,
                                               (unaudited)            2000
                                              =============     ===============
Increase (Decrease) in Net Assets
from Operations
Net investment loss ......................    $  (2,872,065)    $    (7,709,878)
Net realized gain (loss) on investment
   transactions ..........................      (10,681,024)         55,783,987
Net change in unrealized
   appreciation/depreciation of
   investments ...........................      (21,177,918)       (218,522,897)
                                              -------------     ---------------
Net decrease in net assets
   from operations .......................      (34,731,007)       (170,448,788)

Distributions to Shareholders from:
Net realized gain on investments
   Class A ...............................      (42,924,245)        (94,535,667)
   Class B ...............................       (4,597,997)         (9,448,891)
   Class C ...............................       (1,131,196)         (2,609,183)
   Advisor Class .........................         (448,612)           (842,449)
Capital Stock Transactions
Net increase (decrease) ..................       22,820,272         (23,237,608)
                                              -------------     ---------------
Total decrease ...........................      (61,012,785)       (301,122,586)
                                              -------------     ---------------
Net Assets
Beginning of period ......................      966,897,420       1,268,020,006
                                              -------------     ---------------
End of period ............................    $ 905,884,635     $   966,897,420
                                              =============     ===============

See notes to financial statements.


--------------------------------------------------------------------------------
                                                          THE ALLIANCE FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS

May 31, 2001 (unaudited)

NOTE A

Significant Accounting Policies

The Alliance Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange, on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures


--------------------------------------------------------------------------------
18 o THE ALLIANCE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign currency gains and losses represent foreign exchange gains and losses from sales and maturities of debt securities and foreign exchange currency contracts, currency gains and losses realized between the trade and settlement dates on security transactions and the difference between the amounts of dividends and interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The Fund does not isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale of equity securities. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Fund accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date.


--------------------------------------------------------------------------------
                                                          THE ALLIANCE FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.

NOTE B

Management Fee and Other Transactions With Affiliates

Under the terms of the management agreement, the Fund pays Alliance Capital Management L.P. (the "Manager"), a fee at an annual rate of .75% on the first $500 million of average daily net assets, .65% on the next $500 million of average daily net assets and .55% on average daily net assets in excess of $1 billion. The fee is accrued daily and paid monthly.

Pursuant to the management agreement, the Fund paid $81,500 to the Manager representing the cost of certain legal and accounting services provided to the Fund by the manager for the six months ended May 31, 2001.

The Fund compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Manager, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $732,642 for the six months ended May 31, 2001.

For the six months ended May 31, 2001, the Fund's expenses were reduced by $14,999 under an expense offset arrangement with Alliance Global Investor Services, Inc.

Alliance Fund Distributors, Inc., (the "Distributor"), a wholly-owned subsidiary of the Manager, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $25,025 from the sales of Class A shares and $33,948, $49,156 and $1,592 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2001.

Brokerage commissions paid on investment transactions for the six months ended May 31, 2001 amounted to $2,364,893, of which $142,847 was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid month-


--------------------------------------------------------------------------------
20 o THE ALLIANCE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

ly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $7,086,253 and $1,825,183, for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Manager may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $1,106,500,648 and $1,123,760,012, respectively, for the six months ended May 31, 2001. There were no purchases or sales of U.S. government or government agency obligations for the six months ended May 31, 2001. At May 31, 2001, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Gross unrealized appreciation of investments was $100,168,680 and gross unrealized depreciation of investments was $48,516,740, resulting in net unrealized appreciation of $51,651,940.

NOTE E

Security Lending

The Fund has entered into a securities lending agreement with UBS/Paine Webber, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral in an eligible money market vehicle in accordance with the investment restrictions of the Fund. UBS/Paine Webber will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of May 31, 2001, the Fund had loaned securities with a value of $55,751,132 and received cash collateral of $58,286,400. For the six months ended May 31, 2001, the Fund received fee income of $25,865 which is included in interest income in the accompanying Statement of Operations.

NOTE F

Capital Stock

There are 12,000,000,000 shares of $0.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and


--------------------------------------------------------------------------------
                                                          THE ALLIANCE FUND o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                 ---------------------------------   --------------------------------------
                               Shares                                Amount
                 ---------------------------------   --------------------------------------
                 Six Months Ended       Year Ended   Six Months Ended           Year Ended
                     May 31, 2001     November 30,       May 31, 2001         November 30,
                      (unaudited)             2000        (unaudited)                 2000
                 --------------------------------------------------------------------------
Class A
Shares sold             6,470,840      245,042,915       $ 35,397,455     $ 1,688,769,680
-------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   distributions        5,905,356       10,655,326         33,837,909          74,480,704
-------------------------------------------------------------------------------------------
Shares converted
   from Class B           325,779          359,700          1,805,188           2,460,901
-------------------------------------------------------------------------------------------
Shares redeemed       (13,467,746)    (258,487,043)       (73,881,479)     (1,791,134,218)
-------------------------------------------------------------------------------------------
Net decrease             (765,771)      (2,429,102)      $ (2,840,927)    $   (25,422,933)
===========================================================================================

Class B
Shares sold             2,001,337        4,071,950       $  9,796,966     $    25,519,366
-------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   distributions          848,092        1,409,582          4,316,796           8,880,331
-------------------------------------------------------------------------------------------
Shares converted
   to Class A            (367,324)        (400,440)        (1,805,188)         (2,460,901)
-------------------------------------------------------------------------------------------
Shares redeemed        (2,177,713)      (4,254,041)       (10,536,747)        (26,594,921)
-------------------------------------------------------------------------------------------
Net increase              304,392          827,051       $  1,771,827     $     5,343,875
===========================================================================================

Class C
Shares sold               583,210       58,183,925       $  2,857,180     $   362,802,261
-------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   distributions          213,714          399,720          1,085,666           2,514,321
-------------------------------------------------------------------------------------------
Shares redeemed          (737,081)     (58,804,904)        (3,554,033)       (369,184,257)
-------------------------------------------------------------------------------------------
Net increase
   (decrease)              59,843         (221,259)      $    388,813     $    (3,867,675)
===========================================================================================

Advisor Class
Shares sold             4,421,962          410,232       $ 23,945,102     $     2,800,697
-------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   distributions           76,967          119,848            444,098             841,331
-------------------------------------------------------------------------------------------
Shares redeemed          (154,802)        (429,482)          (888,641)         (2,932,903)
-------------------------------------------------------------------------------------------
Net increase            4,344,127          100,598       $ 23,500,559     $       709,125
===========================================================================================


--------------------------------------------------------------------------------
22 o THE ALLIANCE FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                 --------------------------------------------------------------------------------------------
                                                                         Class A
                                 --------------------------------------------------------------------------------------------
                                         Six
                                      Months
                                       Ended
                                     May 31,                                  Year Ended November 30,
                                        2001        -------------------------------------------------------------------------
                                 (unaudited)            2000             1999           1998             1997           1996
                                 --------------------------------------------------------------------------------------------
Net asset value,
  beginning of period ..........    $   5.83        $   7.55       $     5.97       $   8.70       $     7.71       $   7.72
                                   ------------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income (loss) ...        (.01)(a)        (.04)(a)         (.03)(a)       (.02)(a)         (.02)(a)        .02
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions .................        (.19)          (1.04)            2.00           (.54)            2.09           1.06
                                   ------------------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ...................        (.20)          (1.08)            1.97           (.56)            2.07           1.08
                                   ------------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ............          -0-             -0-              -0-            -0-            (.02)          (.02)
Distributions from net
  realized gains ...............        (.29)           (.64)            (.39)         (2.17)           (1.06)         (1.07)
                                   ------------------------------------------------------------------------------------------
Total dividends and
  distributions ................        (.29)           (.64)            (.39)         (2.17)           (1.08)         (1.09)
                                   ------------------------------------------------------------------------------------------
Net asset value, end of period      $   5.34        $   5.83       $     7.55       $   5.97       $     8.70       $   7.71
                                   ==========================================================================================
Total Return
Total investment return based
  on net asset value(b) ........       (3.72)%        (15.73)%          35.37%         (8.48)%          31.82%         16.49%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ..............    $781,027        $856,956       $1,128,166       $953,181       $1,201,435       $999,067
Ratio of expenses to
  average net assets ...........        1.19%(c)        1.04%            1.06%          1.03%            1.03%          1.04%
Ratio of net investment
  income (loss) to average
  net assets ...................        (.53)%(c)       (.55)%           (.41)%         (.36)%           (.29)%          .30%
Portfolio turnover rate ........         122%             86%              97%           106%             158%            80%

See footnote summary on page 26.


--------------------------------------------------------------------------------
                                                          THE ALLIANCE FUND o 23

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                 ------------------------------------------------------------------------------------
                                                                      Class B
                                 ------------------------------------------------------------------------------------
                                         Six
                                      Months
                                       Ended
                                     May 31,                              Year Ended November 30,
                                        2001        -----------------------------------------------------------------
                                 (unaudited)           2000           1999          1998          1997          1996
                                 ------------------------------------------------------------------------------------
Net asset value,
  beginning of period ........   $      5.21        $  6.87       $   5.51       $  8.25       $  7.40       $  7.49
                                 ------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss ..........          (.03)(a)       (.09)(a)       (.07)(a)      (.07)(a)      (.08)(a)      (.01)
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ...............          (.16)          (.93)          1.82          (.50)         1.99           .99
                                 ------------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations .................          (.19)         (1.02)          1.75          (.57)         1.91           .98
                                 ------------------------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains .............          (.29)          (.64)          (.39)        (2.17)        (1.06)        (1.07)
                                 ------------------------------------------------------------------------------------
Net asset value, end of period   $      4.73        $  5.21       $   6.87       $  5.51       $  8.25       $  7.40
                                 ====================================================================================
Total Return
Total investment return based
  on net asset value(b) ......         (3.99)%       (16.48)%        34.24%        (9.27)%       30.74%        15.47%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ............   $    75,398        $81,569       $101,858       $85,456       $70,461       $44,450
Ratio of expenses to
  average net assets .........          2.04%(c)       1.87%          1.89%         1.84%         1.85%         1.87%
Ratio of net investment loss
  to average net assets ......         (1.38)%(c)     (1.39)%        (1.23)%       (1.17)%       (1.12)%        (.53)%
Portfolio turnover rate ......           122%            86%            97%          106%          158%           80%

See footnote summary on page 26.


--------------------------------------------------------------------------------
24 o THE ALLIANCE FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                 ------------------------------------------------------------------------------------
                                                                         Class C
                                 ------------------------------------------------------------------------------------
                                  Six Months
                                       Ended
                                     May 31,                             Year Ended November 30,
                                        2001        -----------------------------------------------------------------
                                 (unaudited)           2000          1999          1998          1997          1996
                                 ------------------------------------------------------------------------------------
Net asset value,
  beginning of period ........       $  5.20        $  6.86       $  5.50       $  8.26       $  7.41       $  7.50
                                 ------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss ..........          (.03)(a)       (.09)(a)      (.08)(a)      (.07)(a)      (.08)(a)      (.02)
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ...............          (.17)          (.93)         1.83          (.52)         1.99          1.00
                                 ------------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations .................          (.20)         (1.02)         1.75          (.59)         1.91           .98
                                 ------------------------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains .............          (.29)          (.64)         (.39)        (2.17)        (1.06)        (1.07)
                                 ------------------------------------------------------------------------------------
Net asset value, end of period       $  4.71        $  5.20       $  6.86       $  5.50       $  8.26       $  7.41
                                 ====================================================================================
Total Return
Total investment return based
  on net asset value(b) ......         (4.20)%       (16.51)%       34.31%        (9.58)%       30.72%        15.48%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ............       $18,477        $20,068       $28,025       $21,231       $18,871       $13,899
Ratio of expenses to
  average net assets .........          2.00%(c)       1.86%         1.86%         1.84%         1.83%         1.86%
Ratio of net investment loss
  to average net assets ......         (1.35)%(c)     (1.34)%       (1.22)%       (1.18)%       (1.10)%        (.51)%
Portfolio turnover rate ......           122%            86%           97%          106%          158%           80%

See footnote summary on page 26.


--------------------------------------------------------------------------------
                                                          THE ALLIANCE FUND o 25

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                ------------------------------------------------------------------------------------
                                                                     Advisor Class
                                ------------------------------------------------------------------------------------
                                        Six
                                     Months                                                           October 2,
                                      Ended                      Year Ended November 30,              1996(d) to
                               May 31, 2001        ------------------------------------------------ November 30,
                                (unaudited)           2000         1999          1998          1997         1996
                                ------------------------------------------------------------------------------------
Net asset value,
  beginning of period .......       $  5.86        $  7.58       $ 5.98       $  8.69       $  7.71       $ 6.99
                                ------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss .........          (.01)(a)       (.02)(a)     (.01)(a)      (.01)(a)      (.02)(a)       -0-
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ..............          (.18)         (1.06)        2.00          (.53)         2.10          .72
                                ------------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ................          (.19)         (1.08)        1.99          (.54)         2.08          .72
                                ------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income .........            -0-            -0-          -0-           -0-         (.04)          -0-
Distributions from net
  realized gains ............          (.29)          (.64)        (.39)        (2.17)        (1.06)          -0-
                                ------------------------------------------------------------------------------------
Total dividends and
  distributions .............          (.29)          (.64)        (.39)        (2.17)        (1.10)          -0-
                                ------------------------------------------------------------------------------------
Net asset value,
  end of period .............       $  5.38        $  5.86       $ 7.58       $  5.98       $  8.69       $ 7.71
                                ====================================================================================
Total Return
Total investment return based
  on net asset value(b) .....         (3.53)%       (15.66)%      35.66%        (8.19)%       32.00%       10.30%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...........       $30,982        $ 8,304       $9,970       $11,305       $10,275       $1,083
Ratio of expenses to
  average net assets ........          1.03%(c)        .83%         .85%          .83%          .83%         .89%(c)
Ratio of net investment
  income (loss) to average
  net assets ................          (.40)%(c)      (.35)%       (.20)%        (.16)%        (.21)%        .38%(c)
Portfolio turnover rate .....           122%            86%          97%          106%          158%          80%

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d)   Commencement of distribution.


--------------------------------------------------------------------------------
26 o THE ALLIANCE FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

basis point (bp)

One basis point equals 0.01%.

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the Bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

equity

Another term for stock.

Federal Reserve Board

The seven-member board that oversees Federal Reserve Banks, establishes monetary policy and monitors the country's economic state.

government bond

A bond that is issued by the U.S. government or its agencies.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

medium-capitalization or mid-cap company

Refers to a company with an average market capiitalization.

portfolio

The collection of securities that make up a Fund's or an investor's investments.

price-to-earnings (P/E) ratio

What an investor pays for a security versus a company's earnings per share of outstanding stock.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
                                                          THE ALLIANCE FUND o 27

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL

The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $433 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 56 of the FORTUNE 100 companies and public retirement funds in 36 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 620 investment professionals in 35 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 3/31/01.


--------------------------------------------------------------------------------
28 o THE ALLIANCE FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Biotechnology Portfolio, Alliance Select Investor Series Premier Portfolio, Alliance Select Investor Series Technology Portfolio, and Alliance Select Investor Series Small Cap Growth Portfolio which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements

      Sign up to view your quarterly account statement on-line, rather than wait to receive paper copies in the mail--it's easy, convenient and saves you time and storage space.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, including daily pricing, make additional investments, exchange between Alliance funds and view fund performance.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                                                          THE ALLIANCE FUND o 29

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Thomas J. Bardong, Vice President
John L. Blundin, Senior Vice President
Alan E. Levi, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

(1) Member of the Audit Committee.


--------------------------------------------------------------------------------
30 o THE ALLIANCE FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Technology Fund
The Alliance Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
                                                          THE ALLIANCE FUND o 31

NOTES


--------------------------------------------------------------------------------
32 o THE ALLIANCE FUND

The Alliance Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

ALLSR501